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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2005

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                             NATIONAL LAMPOON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                      0-15284                  95-4053296
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)         (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                      10850 WILSHIRE BOULEVARD, SUITE 1000
                          LOS ANGELES, CALIFORNIA 90024
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  310-474-5252
                            (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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            This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

            Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION.

            On January 28, 2005 the Registrant, National Lampoon, Inc., received a loan in the amount of $2,700,000 (the "Loan") from N. Williams Family Investments, L.P. (the "Lender"). Christopher R. Williams, a limited partner of
N. Williams Family Investments, L.P., is also the holder of an option to acquire 200,000 shares of the Registrant's common stock.

            The Loan accrues interest at the rate of 7% per annum and is due to be repaid on the earlier of January 28, 2006 or the date of the closing of any equity offering consummated after January 28, 2005 in which the gross cash proceeds to the Registrant equal or exceed $2,700,000 in the aggregate. The maturity date of the Loan may also be accelerated in the case of certain events, such as a default in payment of the obligation, a breach of the covenants made by the Registrant in the promissory note, the institution of a bankruptcy proceeding by or on behalf of the Registrant or an assignment by the Registrant of its assets for the benefit of creditors, the filing by a government agency of any lien, levy or assessment not released within 20 days of the filing or if the Lender determines, in good faith, that the prospect of payment or performance by the Registrant is impaired. If there is a default of the Loan, the interest rate will be increased to 15% per annum. The Loan is secured by all of the Registrant's assets. Payment of the Loan is also guaranteed by the Registrant's subsidiaries, National Lampoon Networks, Inc. and National Lampoon Tours, Inc. Certain obligations relating to the security provided for the Loan have been guaranteed by Daniel S. Laikin and Timothy Durham, who are significant shareholders and members of the Registrant's Board of Directors. $2,523,800 of the loan proceeds were paid to James P. Jimirro, the Registrant's former Chief Executive Officer and President, in conjunction with his separation from service. The balance of the loan proceeds will be used for working capital.

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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

            In conjunction with obtaining the Loan, the Registrant issued a total of 200,000 shares of its common stock, as follows:

            80,000 shares of common stock were issued to the Lender and 20,000 shares were issued to Christopher R. Williams as consideration for the Loan; and

            50,000 shares of common stock were issued to Mr. Laikin and 50,000 shares of common stock were issued to Mr. Durham in exchange for their agreement to guarantee certain obligations relating to the security for the Loan.

            The value of the securities issued was $2.90 per share. The common stock was issued pursuant to an exemption provided by Section 4(2) of the Securities Act of 1933. There was no general solicitation or advertising engaged in by the Registrant in making the offering. The Lender and Mr. Williams are accredited investors. Mr. Laikin and Mr. Durham occupy the status of insiders relative to the Registrant that affords them effective access to the information registration would otherwise provide.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On January 28, 2005 Mr. James P. Jimirro, the Registrant's Chief Executive Officer and President, separated from service. Mr. Jimirro will continue to act as Chairman of the Registrant's Board of Directors.

            On February 1, 2005, Mr. Daniel Laikin was appointed as the Registrant's Chief Executive Officer and Mr. Douglas Bennett was appointed as the Registrant's President.

            Mr. Laikin has been a director since 2000 and was employed as the Registrant's Chief Operating Officer from May 17, 2002 until February 1, 2005 when he became the Chief Executive Officer. Mr. Laikin served as Co-Chairman of Biltmore Homes, Inc., an Indiana-based home building and real estate development company until 2000. He also served as a managing partner of Four Leaf Partners, LLC, a closely held investment company, concentrating on the startup and financing of high tech and Internet-related companies. He is also on the Board of Directors of Obsidian Enterprises, Inc.

            Mr. Bennett joined the Registrant as its Executive Vice President in October 2002 and became its President on February 1, 2005. Mr. Bennett has over 22 years of experience in managing businesses in publishing and software. Prior to his employment with the Registrant, Mr. Bennett was the President of iUniverse, Inc., the largest independent publisher in the United States. iUniverse produced over 5,000 titles a year through the Internet. Prior to that Mr. Bennett was the Chairman and Chief Executive Officer of EoExchange, Inc., an Internet search engine business. From 1992 until 1999 Mr. Bennett worked for Macmillan Publishing, the largest computer book and reference publisher in the world. Mr. Bennett started in the software and Internet division of Macmillan's business and eventually became the President of the entire Macmillan Publishing business. Prior to his employment with Macmillan, Mr. Bennett worked for 11 years for CCH Computax, the largest tax software company in the United States. At CCH Computax, Mr. Bennett held numerous senior level positions.

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            There are no family relationships between Mr. Laikin or Mr. Bennett or any other of the Registrant's directors or officers.

            Beginning in March 2003, Mr. Laikin loaned money to the Registrant in order to fund its operations. The total amount loaned by Mr. Laikin, including accrued interest, was approximately $2,509,000. Mr. Laikin converted his loans to the Registrant's Series C Convertible Preferred Stock.

            On February 1, 2005 the Board of Directors approved employment agreements for Mr. Laikin and Mr. Bennett.

            Mr. Laikin's employment agreement has a term of three years, but is automatically extended for successive three-year terms unless designated members of the Board of Directors notify Mr. Laikin that the Board does not intend to renew the employment agreement or unless the employment agreement has been terminated according to its terms.

            Pursuant to the employment agreement, Mr. Laikin receives an annual salary of $250,000. He is also granted an option to purchase 100,000 shares of the Registrant's common stock on each anniversary of the effective date of the employment agreement. The exercise price for the options will be equal to the average of the last reported sale price for one share of common stock during the five business days preceding the date of grant or, if this method of valuing the common stock is not available, the Board shall determine, in good faith, the value of one share of common stock. The term of each option shall be 10 years. The options shall be granted in accordance with the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan. Mr. Laikin will also be entitled to receive a bonus each year. The bonus will be based upon the achievement of certain milestones, which shall be mutually agreed to by Mr. Laikin and the Board of Directors. If performance exceeds expectations, the bonus may be increased.

            Mr. Laikin's employment agreement may be terminated voluntarily by the Registrant at any time during its term for Cause. Cause is defined as (i) the willful and continued failure by Mr. Laikin to substantially perform his duties in good faith (other than a failure resulting from his incapacity due to physical or mental illness), or (ii) the willful engaging in conduct which is demonstrably and materially injurious to the Registrant. In order to terminate Mr. Laikin for Cause, five of the members of the Board of Directors (not including Mr. Laikin) must determine at a meeting held for such purpose that Mr. Laikin has engaged in the conduct triggering the right to terminate him. If Mr. Laikin's employment is terminated for Cause, in addition to any benefits mandated by law, the Registrant shall be required to pay him his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

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            Mr. Laikin's employment may be terminated by Mr. Laikin at any time, and will terminate automatically upon his death or disability. Upon such termination, in addition to any benefits mandated by law, the Registrant must pay to Mr. Laikin his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

            On February 1, 2005 the Registrant entered into an agreement with Douglas S. Bennett to employ him as its President. The agreement will expire on January 31, 2008.

            Pursuant to the term of the agreement, the Registrant will pay Mr. Bennett a base salary of $250,000. Mr. Bennett is also entitled to receive four weeks paid vacation and the Registrant has agreed to pay 100% of the costs of his group health plan premiums, so long as it continues to offer a group health plan. Mr. Bennett is entitled to participate in any other benefits offered generally to the Registrant's employees and executives.

            Mr. Bennett is to meet annually with the Chief Executive Officer and the Board of Directors to set certain performance milestones that must be met bi-annually. If those milestones are met, Mr. Bennett will receive a bonus of $50,000. If the milestones are exceeded, Mr. Bennett will receive additional compensation that will be paid one-half in cash and one-half in stock.

            On January 31, 2006, January 31, 2007 and January 31, 2008, Mr. Bennett will receive an option to purchase 100,000 shares of the Registrant's common stock through the J2 Communications 1999 Amended and Restated Stock Option, Deferred Stock and Restricted Stock Plan. These options will be fully vested on the date of grant.

            Mr. Bennett is currently commuting from his home in Northern California. If the Registrant requires that he relocate to the Los Angeles area and he agrees to do so, the Registrant will be required to pay him certain relocation expenses, including expenses (including costs of transportation, meals and lodging) of no more than three trips to Southern California for the purpose of locating a suitable place to live, the payment of reasonable closing costs relating to the purchase of a home in Southern California and the expenses incurred in moving his household furniture and furnishings to his home in Southern California

            The Registrant may terminate Mr. Bennett's employment for cause at any time. "Cause" is defined as a good faith termination by a majority of the Board of Directors because he (i) engages in acts in violation of the law, (ii) breaches his fiduciary duty or his duties of loyalty or care, or (iii) intentionally and persistently disobeys the good faith, lawful, substantive policies or instructions of the Board of Directors after being given 30 days written notice and failing to cure such circumstances, or, if such circumstances are not susceptible of cure during such 30 day period, failing to initiate and diligently pursue actions reasonably calculated to achieve and cure such circumstances as soon as reasonably practicable thereafter.

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            If the Registrant terminates Mr. Bennett's employment without cause, or if he is constructively terminated, or if Mr. Bennett dies or is disabled, he will be entitled to receive the following severance benefits:

      o his base salary will be continued for a period of six months or for the remaining term, whichever is longer, following the date that his termination becomes effective;

      o his employee benefits will be continued as long as his base salary is continued; and

      o any unvested stock options will continue to vest for a period of six months or for the remaining term of his employment as set forth in the agreement, whichever is longer, following the date on which his termination becomes effective.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit 99 Press release

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2005

                                    NATIONAL LAMPOON, INC.


                                    By:/s/ Douglas S. Bennett
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                                       Douglas S. Bennett, President